Exhibit 99.1

Spansion Inc. Reports Second Quarter 2011 Results

Sunnyvale, California, July 27, 2011 - Spansion Inc. (NYSE: CODE), a leading provider of Flash memory solutions, today announced operating results for its second fiscal quarter ended June 26, 2011. Due to the unique impacts of fresh start accounting, Spansion is providing both GAAP and non-GAAP results. On a U.S. GAAP basis, Spansion reported net sales of $298.8 million, operating income of $36.1 million, and net income of $25.3 million. On a non-GAAP basis, adjusted net sales were $299.1 million, adjusted operating income was $44.9 million, and adjusted net income was $34.1 million.

“Spansion executed amid challenging global market conditions,” said John Kispert, president and CEO of Spansion. ”We maintained our NOR market share leadership in the embedded market and we are optimistic about our future as we continue to introduce new products, gain design win momentum and add licensing as a new stream of revenue.”

U.S. GAAP results, in $millions except per share data and percentages

	Q2 2011	Q1 2011	Q2 2010
Net sales	$298.8	$292.9	$255.7
Gross margin	25.9%	23.5%	22.9%
Operating income (loss)	$36.1	$(0.7)	$(3.0)
Operating margin	12.1%	(0.0%)	(0.0%)
Net income/(loss)	$25.3	($14.1)	$341.8
Diluted net income per share (Predecessor)	N/A	N/A	$2.21
Diluted net (loss) per share (Successor)	$0.40	$(0.23)	$(0.31)

Non-GAAP results, in $millions

	Q2 2011	Q1 2011	Q2 2010
Adjusted net sales	$299.1	$294.4	$292.7
Adjusted operating income	$44.9	$38.5	$40.2
Adjusted net income	$34.1	$25.1	$27.4
Adjusted EBITDA	$73.7	$66.6	$68.4

Upon emergence from bankruptcy on May 10, 2010, Spansion adopted fresh start accounting in accordance with U.S. GAAP. The adoption of fresh start accounting resulted in Spansion becoming a new entity for financial reporting purposes, whereby the U.S. GAAP financial statements on or after May 10, 2010 are not comparable to the financial statements prior to that date. Fresh start accounting required resetting the historical net book values of Spansion’s assets and liabilities to the related fair values. References to “Successor” refer to Spansion and its consolidated subsidiaries after May 10, 2010, after giving effect to the cancellation of old common stock issued prior to May 10, 2010, the issuance of new common stock and settlement of existing debt and other adjustments in accordance with the reorganization plan, and the application of fresh start accounting. References to “Predecessor” refer to Spansion and its consolidated subsidiaries prior to May 10, 2010.

Business Outlook

For the third quarter of 2011, Spansion estimates U.S. GAAP net sales in the range of $285 million to $325 million, GAAP net income per diluted share of $0.42 to $0.54.

The following non-cash charges are included in the guidance above

($ in millions) Favorable/(Unfavorable)	COGS	R&D	SG&A	Operating Income	Tax	Net Income
Fresh Start Inventory Adjustment	12.6	—	—	12.6	—	12.6
Intangible Amortization	6.3	—	—	6.3	—	6.3
Stock Based Compensation	1.0	1.5	3.3	5.8	—	5.8

Total	19.9	1.5	3.3	24.7	—	24.7

EPS excluding the above items is expected to be between $0.81 and $0.93

Quarterly Conference Call

Spansion will host a conference call to discuss second quarter 2011 results at 1:30 pm PDT / 4:30 pm EDT today.A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, can be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/

Dial-in: 1-866-788-0542 (US), 1-857-350-1680 (International), Passcode: 98646575

An audio replay will be available within two hours of the call and may be accessed via dial-in at 1-888-286-8010, international 1-617-801-6888 with the Passcode of 36022600 or by webcast on the investor relations section of Spansion’s website at http://investor.spansion.com/

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company’s financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

About Spansion

Spansion’s (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people’s daily lives at work and play. Spansion’s broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets.For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company’s ability to: manage costs; achieve adequate liquidity; execute its new strategic focus; reach a sustainable business model; survive as a stand-alone entity; reach operational efficiency; and reach and sustain profitability. Additional risks related to the company’s recent emergence from bankruptcy include: any negative impacts on the company’s business, results of operations, financial position or cash management arrangements; the negative impact on relationships with employees, customers, suppliers and contract manufacturers and other stakeholders; and the failure of the company to successfully implement the plan of reorganization. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company’s business in several respects, including adversely impacting credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and reductions and deferrals of demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company’s most recent Annual Report on Form 10-K for fiscal 2009 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact:	Investor Relations:

Michele Landry	Shubham Maheshwari
Spansion Inc.	Spansion Inc.
+1.408.616.3817	+1.408.616.3677
michele.landry@spansion.com	shubham.maheshwari@spansion.com

Company News:	Investor Relations Web site:

http://www.spansion.com/news	http://investor.spansion.com/financials.cfm

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Successor	Successor	Successor	Predecessor
	Three Months Ended June 26, 2011	Three Months Ended March 27, 2011	Period from May 11, 2010 to June 27, 2010	Period from March 29, 2010 to May 10, 2010
Net sales	$298,768	$292,937	$124,569	$101,786
Net sales to related parties	—	—	4,801	24,496
Total net sales	$298,768	$292,937	$129,370	$126,282
Cost of sales	221,336	224,165	111,413	85,697

Gross Profit	77,432	68,772	17,957	40,585

Research and development	30,567	29,829	13,420	12,115
Sales, general and administrative	10,779	39,683	18,259	20,497
Restructuring credits	—	—	—	(2,785)

Operating income (loss) before reorganization items	36,086	(740)	(13,722)	10,758
Interest & other income (expense), net	(288)	747	364	(3,190)
Interest expense	(8,779)	(9,058)	(4,877)	(11,237)

Income (loss) before reorganization items and income taxes	27,019	(9,051)	(18,235)	(3,669)
Reorganization items	—	—	—	364,876

Income (loss) before income taxes	27,019	(9,051)	(18,235)	361,207
Provision (benefit) for income taxes	1,731	5,097	(21)	1,235

Net income (loss)	$25,288	$(14,148)	$(18,214)	$359,972

Net income (loss) per common share
Basic	$0.41	$(0.23)	$(0.31)	$2.22

Diluted	$0.40	$(0.23)	$(0.31)	$2.21

Shares used in per share calculation
Basic	62,106	62,140	59,271	162,513

Diluted	63,617	62,140	59,271	162,518

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

	Successor
	June 26, 2011	March 27, 2011	June 27, 2010
Assets
Current assets:
Cash and cash equivalents	$292,311	$283,435	$254,145
Short term investment	21,791	24,979	25,885
Accounts receivable, net	130,713	158,096	139,607
Accounts receivable from related party	—	—	13,201
Inventories	175,140	178,428	244,536
Deferred income taxes	3,897	7,258	1,141
Prepaid expenses and other current assets	49,993	57,254	44,930

Total current assets	673,845	709,450	723,445

Property, plant and equipment, net	224,462	245,743	329,601
Intangible assets	187,095	192,722	207,276
Goodwill	161,974	161,936	165,553
Other assets	48,306	36,926	41,394

Total assets	$1,295,682	$1,346,777	$1,467,269

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	95,872	97,498	30,870
Accounts payable to related parties	—	—	24,402
Accrued compensation and benefits	33,535	32,467	32,216
Other accrued liabilities	52,276	97,544	218,219
Income taxes payable	1,930	4,158	54
Deferred income	26,020	27,184	8,043
Current portion of long-term debt and obligations under capital leases	2,771	25,221	13,798
Deferred income taxes	—	—	11,578

Total current liabilities	212,404	284,072	339,180

Deferred income taxes	1,304	4,728	12,073
Long-term debt, less current portion	445,538	427,549	447,733
Other long-term liabilities	28,633	28,567	10,327

Total liabilities	687,879	744,916	809,313

New Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 61,744,120 shares issued and outstanding	62	63	59
New Class B common stock, $0.001 par value, 1 share authorized, 1 share issued and outstanding	—	—	—
Additional paid in capital	694,698	714,259	675,886
Retained deficit	(85,551)	(110,839)	(18,214)
Accumulated other comprehensive income	(1,406)	(1,622)	225

Total stockholders’ equity (deficit)	607,803	601,861	657,956

Total liabilities and stockholders’ equity (deficit)	$1,295,682	$1,346,777	$1,467,269

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Successor		Successor	Predecessor
	Three Months Ended June 26, 2011	Three Months Ended March 27, 2011	Period from May 11, 2010 to June 27, 2010	Period from March 29, 2010 to May 10, 2010
Cash Flows from Operating Activities:
Net income (loss)	$25,288	$(14,148)	$(18,214)	$359,972
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	40,931	52,083	26,146	14,482
Gain on discharge of pre-petition obligations	—	—	—	(434,046)
Provision (benefit) for deferred income taxes	700	(1,457)	(3)	7,000
Impairment on investments in Densbit and Virident	—	—	—	3,011
Net gain on sale and disposal of property, plant and equipment	(490)	(648)	(266)	(3,219)
Asset impairment charges	4,874	2,683	—	—
Compensation recognized under employee stock plans	5,048	4,548	1,945	5,757
Gain on sale of Suzhou plant	—	—	(1,342)	(1,548)
Amortization of inventory fresh start markup	1,473	6,787	18,597	—
Write-off financing cost for old debts	—	—	—	13,020
Changes in assets and liabilities	(29,936)	(71,236)	(28,293)	35,443

Net cash provided (used) by operating activities	47,888	(21,388)	(1,430)	(128)

Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	2,555	2,139	4,278	4,703
Purchases of property, plant and equipment	(15,272)	(13,575)	(4,561)	(5,553)
Proceeds from redemption of auction rate securities	—	—	16,750	35,100
Purchases of marketable securities	(21,791)	—	—	—
Proceeds from redemption of marketable securities	24,979	—	—	—
Decrease in restricted cash	—	—	—	531,516
Purchase of distribution business	—	—	(13,125)	—
Cash proceeds from sale of Suzhou plant	—	—	—	—

Net cash provided (used) by investing activities	(9,529)	(11,436)	3,342	565,766

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	4,378	—	—	—
Payments on debt and capital lease obligations	(4,543)	(1,463)	(2,715)	(661,157)
Proceeds from rights offering	—	—	—	29,092
Cash settlement on hedging activities	(260)	(268)	—	—
Purchase of bankruptcy claims	(28,987)	(12,000)	—	—

Net cash used by financing activities	(29,412)	(13,731)	(2,715)	(632,065)

Effect of exchange rate changes on cash and cash equivalents	(71)	696	219	—

Net increase (decrease) in cash and cash equivalents	8,876	(45,859)	(584)	(66,427)
Cash and cash equivalents at the beginning of period	283,435	329,294	254,729	321,156

Cash and cash equivalents at end of period	$292,311	$283,435	$254,145	$254,729

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including Adjusted net sales, Adjusted operating income, Adjusted net income, and Adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results, as well as the impact of fresh start accounting. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

Adjusted net sales differs from GAAP net sales in that it includes revenue lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings.

Adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring charges, and other bankruptcy related charges or credits.

Adjusted net income differs from GAAP net income in that it (i) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits, (ii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings and (iii) is adjusted for the associated tax impact of all these changes.

Adjusted EBITDA differs from GAAP net income in that it (i) excludes interest expenses, taxes, depreciation, amortization and stock based compensation charges, (ii) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits and write-off of financing costs completed prior to emergence from bankruptcy and (iii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings.

Management believes these non-GAAP financial measures:

Reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results;

Provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

Reflect net sales for the company more accurately as inventory at the distributors, when sold-through, would not be recognized as revenue per fresh start accounting. The company intends to collect cash from the distributors and this adjustment is non-cash in nature;

Provide additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to fresh start accounting, litigation expenses with Samsung, and stock based compensation charges attempt to exclude items that are either non-cash or non-recurring in nature; and

To enable investors to assess the company’s compliance with financial covenants under its debt instruments Spansion’s term loan has maintenance financial covenants that use EBITDA as part of the measures, e.g. Consolidated Leverage ratio, which is a ratio of Indebtedness to Consolidated EBITDA; and Consolidated Interest Coverage Ratio which is a ratio of Consolidated EBITDA to interest expenses.

Reconciliation of U.S. GAAP to non-GAAP financial measures

Net Sales to Adjusted Net Sales

($ in millions)	Q2 2011	Q1 2011	Q2 2010
GAAP net sales	298.8	292.9	255.7
Add: Net sales lost due to fresh start accounting	0.3	1.4	37.0

Non-GAAP net sales	299.1	294.4	292.7

Operating Income to Adjusted Operating Income

($ in millions)	Q2 2011	Q1 2011	Q2 2010
GAAP operating income / (loss)	36.1	(0.7)	(3.0)
Add: fresh start operating expense adjustments
Net Sales lost due to fresh start accounting	0.3	1.4	37.0
Depreciation	11.5	23.1	12.0
Amortization from intangibles	5.7	5.2	2.3
Inventory Mark-Up	13.8	6.7	18.6
Deferred COGS	—	(0.2)	(27.7)
Gain on the sale of Suzhou plant	—	—	(0.8)
(Less)/add: restructuring (credits) / charges	—	—	(2.8)
Add: litigation expense related to Samsung	(26.3)	3.0	4.6
Add: asset impairment charges	3.8	—	—

Adjusted Operating Income	44.9	38.5	40.2

Net Income to Adjusted Net Income

($ in millions)	Q2 2011	Q1 2011	Q2 2010
GAAP net income / (loss)	25.3	(14.1)	341.8
Add: fresh start operating expense adjustments
Net Sales lost due to fresh start accounting	0.3	1.4	37.0
Depreciation	11.5	23.1	12.0
Amortization from intangibles	5.7	5.2	2.3
Inventory Mark-Up	13.8	6.7	18.6
Deferred COGS	—	(0.2)	(27.7)
Gain on the sale of Suzhou plant	—	—	(0.8)
(Less)/add: restructuring (credits) / charges	—	—	(2.8)
(Less)/add: reorganization (gain) / expense	—	—	(364.9)
Add: litigation expense related to Samsung	(26.3)	3.0	4.6
Add: asset impairment charges	3.8	—	—
Add: Financing charge write-off to interest	—	—	7.3

Adjusted net income	34.1	25.1	27.4

Net Income to Adjusted EBITDA

($ in millions)	Q2 2011	Q1 2011	Q2 2010
GAAP net income / (loss)	25.3	(14.1)	341.8
Add: interest	9.1	8.3	18.9
(Less)/add: reorganization (gain)/expense	—	—	(364.9)
Add: taxes	1.7	5.1	1.2
Add: depreciation and amortization	40.9	51.9	26.3
(Less)/add: restructuring (credits)/charges	—	—	(2.8)
Add: fresh start adjustments	14.2	7.9	41.4
Add: asset impairment charges	3.8	—	—
Add: litigation expense related to Samsung	(26.3)	3.0	4.6
Add: stock based compensation charges	5.0	4.5	1.9

Adjusted EBITDA	73.7	66.6	68.4